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CUSIP No.  NONE                        13D                   Page 18 of 26 Pages
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                                    EXHIBIT 6

                                POWER OF ATTORNEY

                              SALVADOR O. GUTIERREZ


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Brian R. Best, Douglas D. Reed, and Bruce Levin, and each of them, any of whom may act without joinder of the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign and file one or more Schedules 13D, and amendments thereto, reporting on the undersigned's beneficial ownership of securities of Venture Lending & Leasing III, Inc. ("VLL III"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D with respect to the undersigned's holdings of and transactions in securities issued by VLL III, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         Dated:  January 3, 2005


                                              /s/ Salvador O. Gutierrez
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                                              SALVADOR O. GUTIERREZ